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                                                                   Exhibit 10.25

                              EMPLOYMENT AGREEMENT

                  THIS AGREEMENT dated as of March 8, 2000 between ScreaimingMedia Inc. a Delaware corporation (the "Company") and David M. Obstler (the "Executive").

                  WHEREAS the parties desire to enter into an employment agreement, on the terms and conditions hereinafter set forth, providing for the employment of the Executive by the Company for the term herein specified;

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

SECTION 1.        EMPLOYMENT AND TERM.

                  The Company hereby employs the Executive, and the Executive hereby agrees to serve, as an executive employee of the Company with the duties set forth in Section 2, for a term (hereinafter called the "Term of Employment") beginning March 8, 2000, and ending on March 7,2003, unless sooner terminated as provided herein. Commencing on March 8,2003, the Term of Employment shall be automatically renewed for an additional one-year term on each March 8 unless the Company shall have given the Executive, or the Executive shall have given to the Company, not less than 30 days' prior written notice of its intent not to renew this Agreement.

SECTION 2.        DUTIES.

         (a) The Executive agrees that during the Term of Employment, he will hold the office of Chief Financial Officer of the Company reporting to the Company's Chief Executive Officer. The Executive agrees that he will perform faithfully and to the best of his ability such duties and assignments relating to the business of the Company, as the Board of Directors or the Chief Executive Officer of the Company shall direct and consistent with the office of Chief Financial Officer (if, but only if, the duties of such position are not inconsistent with the duties customarily performed by a chief financial officer. The Company represents to the Executive that the Board of Directors has authorized the making of this Agreement and has approved the appointment of Executive as Chief Financial Officer of the Company.

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         (b)      During the Term of Employment, the Executive shall, except during customary vacation periods and periods of illness, devote all of his business time and attention to the performance of his duties hereunder and to the business and affairs of the Company and to promoting the best interests of the Company and he shall not, either during or outside of normal business hours, engage in any activity inimical to such best interests. Notwithstanding the foregoing, Executive may serve as a Director on Boards of organizations which do not compete with the Company, engage in charitable or civic pursuits provided that such service or pursuits do not interfere with Executive's obligations under the Agreement and may own equity or debt securities in any company, so long as such equity or debt securities are publicly traded and the Executive's interest does not exceed 5% of the particular class of securities then outstanding.

SECTION 3.        COMPENSATION DURING TERM OF EMPLOYMENT.

         (a) BASE SALARY AND ANNUAL MINIMUM GUARANTEED BONUS. During the Term of Employment, the Company shall pay to the Executive compensation (in addition to the compensation provided for elsewhere in this Agreement) in equal installments at the rate of $225,000 per year (such amount being herein called "Base Salary") and a Minimum Guaranteed Bonus of $50,000 payable quarterly (such amount being herein called "Minimum Guaranteed Bonus"). The Executive's Base Salary and Minimum Guaranteed Bonus shall be reviewed at least annually during the Term of Employment with regard to potential increases as authorized by the Board of Directors. The Executive's Base Salary shall be paid in such periodic installments, as the Company may determine, but not less often than monthly. The Executive's Minimum Guaranteed Bonus will be payable in equal quarterly installments.

         (b) MERIT BONUS. During the Term of Employment, the Executive shall be entitled to participate during the Term of Employment in any Company bonus program in which senior executives of the Company are eligible to participate on a level and on terms no less favorable than other senior executives of the Company (such amount being called a "Merit Bonus").

         (c) STOCK OPTION. Effective as of the first day of the Term of Employment, the Company shall grant to the Executive a seven-year non-qualified stock option (the "Option") under its 1999 Stock Option Plan to purchase 275,000 shares of Common Stock of the Company, par value $.01 per share, at an exercise price of

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$3.50 per share. The agreement evidencing the Option shall be in the form attached as Exhibit A.

         (d) FRINGE BENEFITS AND PERQUISITES. During the Term of Employment, the Executive shall enjoy the customary perquisites of office, including but not limited to office space and furnishings, secretarial services, expense reimbursements and any similar emoluments customarily afforded to senior executive officers of the Company as authorized or approved by the Board of Directors. The Company shall provide Executive with a full-time Executive Assistant. The Executive shall also be entitled to receive or participate in the highest level of all "fringe benefits" and employee benefit plans, if any, now or hereafter provided or made available by the Company to its executives or management personnel generally, such as, but not limited to, group hospitalization, medical, life and disability insurance, and pension, retirement, profit-sharing and medical reimbursement plans, all as the Board of Directors shall determine. Notwithstanding the terms of any Company group medical plan, the Executive and his dependents shall be eligible for coverage thereunder beginning April 1, 2000.

         (e) VACATIONS. The Executive shall be entitled each year to paid vacation of four weeks. Except as provided in Section 4 (a) and Section 4(c), the Company shall not pay the Executive any additional compensation for any vacation time not used by the Executive.

SECTION 4.        TERMINATION OF EMPLOYMENT.

         (a) DEATH OR TOTAL DISABILITY. The employment of the Executive will terminate upon his death or if, by reason of partial or total disability, Executive is incapable of performing his principal duties hereunder for a period of 90 consecutive working days or for more than 120 working days in any 12 month period ("Disability"), if, during the Term of Employment, the employment of the Executive is terminated due to death or Disability, the Executive or his estate shall receive, within 30 days of such termination, the Base Salary and Minimum Guaranteed Bonus provided for in Section 3 as then in effect, accrued through the date of termination of Executive's employment ("Date of Termination") and accrued but unpaid vacation in respect of the year in which termination occurs. Except as otherwise provided in this Agreement, upon the Date of Termination all unvested Company equity awards, including but not limited to the Option, and all other benefits under this Agreement shall lapse, expire and be forfeited (other than the proceeds of any insurance or

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disability policy or medical coverage provided by the Company which are or become payable by reason of the Executive's death or Disability, as the case may
be).

         (b) FOR CAUSE OR FOR LACK OF GOOD REASON. The employment of the Executive may be terminated by the Company at any time for Cause, as defined below. If, during the Term of Employment, the employment of the Executive is terminated by the Company for Cause or by the Executive without Good Reason, as defined below, the Executive shall receive, within 30 days of such termination, the Base Salary and Minimum Guaranteed Bonus provided for in Section 3 as then in effect, accrued through the Date of Termination. Except as otherwise provided in this Agreement, upon the Date of Termination the unvested portion of all Company equity awards, including but not limited to the Option, and all other benefits under this Agreement shall lapse, expire and be forfeited.

         (c) WITHOUT CAUSE OR WITH GOOD REASON. The employment of the Executive may also be terminated by the Company at any time without Cause or by the Executive at any time with Good Reason. If, during the Term of Employment, the employment of the Executive is terminated by the Company without Cause, or by the Executive with Good Reason, the Executive shall continue to receive the Base Salary and Minimum Guaranteed Bonus provided for in Section 3 as then in effect and medical and other insurance coverage in effect on the Date of Termination for six months immediately following termination. Further, the Company shall pay to the Executive a pro rata portion of the Merit Bonus, provided for in Section 3, in respect of the year in which termination of employment occurs, calculated from the commencement of such year through the Date of Termination. The Company shall pay to the Executive all vacation in respect of the year in which such termination of employment occurs that is accrued to the Date of Termination but unpaid as of the Date of Termination. Upon the Termination of Executive under this Section 4(c), all Company equity awards, including but not limited to the Option, shall become vested to the extent such awards would have become vested as of the date which is the first anniversary of the Date of Termination absent such termination of employment, and the remainder of the unvested Company equity awards, including but not limited to the Option, shall immediately terminate.

         (d) DEFINITION OF "CAUSE" AND "GOOD REASON". "Cause" means (i) willful failure of the Executive to perform his duties with the Company which have been duly assigned to the Executive and which duties are commensurate with those of the position for which Executive is then employed, and which failure is not cured (if capable of cure) within 30 days after receipt of written notice of such failure, (ii)

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the engaging by the Executive in willful conduct which is materially injurious to the Company, (iii) the conviction of the Executive of any crime or offense constituting a felony, or (iv) a failure by the Executive to comply with any material provision of this Agreement, which failure is not cured (if capable of cure) within 30 days after receipt of written notice of such non-compliance by the Executive. Termination of the Executive for "cause" shall mean termination by action of at least a majority of the Company's Board of Directors, at a meeting duly called and held upon at least 30 days written notice to the Executive specifying the particulars of the action or inaction alleged to constitute "cause" and at which meeting the Executive and his counsel were entitled to be present and given adequate opportunity to be heard. Action or inaction by the Executive shall not be considered "willful" unless done or omitted by him (i) intentionally or not in good faith and (ii) without reasonable belief that his action or inaction was in the best interest of the Company, and shall not include failure to act by reason of total or partial incapacity due to physical or mental illness.

                  "Good Reason" means (i) a material adverse alteration in the nature or status of the Executive's position, duties or responsibilities from those in effect as of the inception of the Term of Employment; (ii) a reduction in or failure to pay or provide any of the compensation set forth in this Agreement which is not cured within 30 days after receipt by the Company of written notice thereof; or (iii) the relocation of the Company's corporate headquarters or the Executive's position outside of New York City.

SECTION 5.        COVENANT NOT TO COMPETE.

                  Following the termination of the Executive's employment pursuant to Section 4(c), the Company shall be entitled to reduce, on a dollar-for-dollar basis, its severance obligation pursuant to Section 4(c) to the extent that the Executive receives compensation for services rendered, with a business that is competitive with that of the Company (including through self-employment) during such six-month period. In the case of any termination of Executive's employment under this Agreement, for a period of six months after the end of the Term of Employment, the Executive shall not solicit for the purpose of diverting business from the Company, for himself or a business competitive with that of the Company or any of its then subsidiaries, business from any person, firm or corporation which shall, at the time that the Term of Employment ends, be an existing customer of the Company or any such subsidiary or solicit, raid or entice or induce any employee of the Company or any of its subsidiaries to become employed by any other business enterprise. It is

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understood that general and trade advertising is not to be deemed a form of
"solicitation" for purposes of this Agreement. As used herein, "existing customer" means any person, firm or corporation which is on the list or lists maintained by the Company or any subsidiary of its customers, as well as any person, firm or corporation which has made a purchase from the Company or a subsidiary within the preceding year.

SECTION 6.        COMPANY'S RIGHT TO INJUNCTIVE RELIEF.

                  The Executive acknowledges that his services to the Company, those of a senior managerial executive, with an intimate knowledge of and day to day dealing with the Company's customers, distributors, suppliers and the key employees of the Company and its subsidiaries, as well as an intimate knowledge of the plans and strategies of the Company and its subsidiaries for present and future businesses and extensions thereof are of a unique character, which gives them a peculiar value to the Company, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, and that therefore, in addition to any other remedy. which the Company may have at law or in equity, the Company and each relevant subsidiary shall be entitled to injunctive relief for a breach of this Agreement by the Executive.

SECTION 7.        TRADE SECRETS AND CONFIDENTIAL INFORMATION.

                  The Executive shall not, either directly or indirectly, except as required in the course of his employment by the Company disclose or use at any time, whether during or subsequent to the Term of Employment, any information of a proprietary nature owned by the Company or any of its subsidiaries including, but not limited to, (i) lists of customers, clients and contacts, (ii) contracts with customers, programmers, developers, suppliers, distributors and other dealers, marketing plans, financial condition and results of operation, and (iii) records, data, formulae, documents, specifications, inventions, processes, methods and intangible rights which are acquired by him in the performance of his duties for the Company or any subsidiary thereof and which are of a confidential information or trade secret nature. All inventions, processes, methods and intangible rights, lists of customers, clients and contacts, contracts with customers, suppliers and distributors, records, files, drawings, documents, equipment and the like, relating to the business of the Company or a subsidiary, which the Executive shall invent, develop, conceive, produce, prepare, use, construct or observe, shall be and remain the sole property of the Company or the relevant subsidiary. Upon the termination of his employment (or

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earlier upon request of the Company), the Executive shall return to the possession of the Company all materials (and all copies thereof) involving any and all confidential information or trade secrets of, and shall not take any material or copies thereof from the possession of, the Company or any subsidiary.

SECTION 8.        CERTAIN ADDITIONAL PAYMENTS.

                  In the event it is determined that any payment or distribution made, or benefit provided (included, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of vesting of any stock option, restricted stock or other award), by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Agreement (a "payment") would be subject to the excise tax imposed by Section 4999 of the Code (or any similar excise tax) or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") from the Company in an amount such that after payment by the Executive of all taxes (including any Excise Tax, income tax or payroll tax) imposed upon the Gross-Up Payment, and any interest or penalties imposed with respect to such taxes caused by the Company's negligence, Executive will retain from the Gross-Up Payment an amount equal to the Excise Tax imposed upon the Payments.

SECTION 9.        MERGERS AND CONSOLIDATIONS: ASSIGNABILITY.

                  In the event that the Company or any successor to the Company shall at any time be merged or consolidated into or with any other entity or entities, or in the event that substantially all of the assets of the Company or any such successor shall be sold or otherwise transferred to another entity, the provisions of this Agreement shall be expressly assumed by such succeeding entity and shall be binding upon and shall inure to the benefit of such succeeding entity. Except as provided in this Section 9, this Agreement shall not be assignable by the Company or by any such successor referred to in this
Section 9. This Agreement shall not be assignable by the Executive, but in the event of his death it shall be binding upon and inure to the benefit of his legal representatives to the extent required to effectuate the terms hereof.

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SECTION 10.       MISCELLANEOUS.

         (a) The captions in this Agreement are not part of the provisions hereof, are merely for the purpose of reference and shall have no force or effect for any purpose whatsoever, including the construction of the provisions of this agreement, and if any caption is inconsistent with any provisions of this Agreement, such provisions shall govern.

         (b) This Agreement is made in, and shall be governed by and construed in accordance with the internal laws of, the State of New York, without regard to its conflicts of laws principles.

         (c) This Agreement contains a complete statement of all of the arrangements between the parties with respect to the subject matter hereof; and there are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Agreement, which are not fully expressed in this Agreement. This Agreement may not' be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom any waiver, change, modification or discharge is sought.

         (d) All notices given hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, and, if intended for the Company, shall be addressed to it at its principal office at 601 West 26th Street, New York, New York 10021 for the attention of William P. Kelly, Esq., General Counsel of the Company with a copy to Alan S. Ellman, President of the Company, or at such other address and for the attention of such other person of which the Company shall have given notice to the Executive in the manner herein provided, and, if intended for the Executive, shall be addressed to him at 1165 Fifth Avenue, Apartment 12D, New York, NY 10029, or at such other address or to such designee of which the Executive shall have given notice to the Company in the manner herein provided. A copy of any notice to the Executive hereunder shall also be sent to Felice B. Oper, Esq. at 76 Huntington Avenue, Scarsdale, NY 10583. Each such notice shall be deemed to be given on the date received at the address of the addressee.

         (e) The Executive irrevocably (i) consents to the jurisdiction and venue of the United States District Court for the Southern District of New York (or, if jurisdiction is not available in such forum, to the jurisdiction of the courts of the State of New York located in New York City) in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any act taken or

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omitted hereunder, (ii) waives and agrees not to assert in any such action, suit or other proceeding that he is not personally subject to the jurisdiction of such courts, that the action, suit or other proceeding is brought in an inconvenient forum or that the venue of the action, suit or other proceeding is improper, (iii) waives personal service of any summons, complaint or other process and (iv) agrees that the service thereof may be made by certified or registered mail, return receipt requested, directed to the Executive at his address for purposes of notices hereunder. Nothing contained herein shall affect the rights of the Company to bring such an action, suit or other proceeding in any other jurisdiction.

         (f) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives but neither this Agreement nor any rights hereunder shall be assignable by Executive without the Company's written consent.

         (g) In the event that any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder of the Agreement shall not in any way be affected or impaired thereby. Moreover, if any one or more of the provisions contained in this Agreement shall be held to be excessively broad as to duration, activity or subject, such provisions shall be construed by limiting and reducing them so as to be enforceable to the maximum extent allowed by applicable law.

         (h) This Agreement may be executed in one or more counterparts, which, together, shall constitute one and the same agreement.

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                   IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the day and year first above written.


                                         SCREAMINGMEDIA INC.


                                         By: /s/ Kevin Clark
                                            -----------------------------------
                                            Name: Kevin Clark
                                            Title:   Chief Executive Officer


                                         DAVID M. OBSTLER

                                             /s/ David M. Obstler
                                            -----------------------------------
                                            David M. Obstler


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                               SCREAMINGMEDIA INC.
                             STOCK OPTION AGREEMENT
                          UNDER 1999 STOCK OPTION PLAN
                           NON-QUALIFIED STOCK OPTION


         AGREEMENT entered into as of March 8, 2000 (the "Date of Grant") by and between SCREAMINGMEDIA INC., a Delaware corporation (the "Company"), and David
M. Obstler (the "Employee"), an employee of the Company (or one of its subsidiaries) (the Company and its subsidiaries herein together referred to as the "Company"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Stock Option Plan.

         WHEREAS, the Company has concurrently herewith entered into an Employment Agreement with the Employee (the "Employment Agreement"); and

         WHEREAS, the Company desires to grant the Employee a non-qualified stock option under the Company's 1999 Stock Option Plan (the 'Plan") to acquire shares of the Company's Common Stock, $.0l par value per share (the "Shares");

         WHEREAS, Section 6 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Employment Agreement, the Company and the Employee hereby agree as follows:

1. Grant of Option. The Company hereby grants to the Employee a non-qualified stock option (the "Option") to purchase 275,000 Shares on the terms and conditions hereinafter set forth.

2. Purchase Price. The purchase price ("Purchase Price") for the Shares covered by the Option shall be $3.50 per Share.

3. Time of Exercise of Option. The Option shall become exercisable (i) with respect to 25% of the Shares covered thereby on September 8, 2000; and (ii) with respect to the remaining 75% of the Shares covered thereby in ten equal installments on each December 8, March 8, June 8 and September 8 of 2001 and 2002, and each of January 8 and March 7, 2003, until the Option is vested in full on March 7, 2003;

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provided that, except as otherwise provided herein, the Employee is employed by the Company on each such date.

4.       Term of Option: Exercisability.

         (a)      Term.

                  (1) The Option shall expire on the date that is seven years after the Date of Grant, but shall be subject to earlier termination as herein provided.

                  (2) Except as otherwise provided in this Section 4, subject to Section 4(b)(l), if the Employee at any time hereafter. ceases for any reason to be an employee of the Company, the Option shall terminate in its entirety on the last thy of the third month following the Date of Termination (as defined in the Employment Agreement), or on the date on which the Option expires by its terms, whichever occurs first.

                  (3) Notwithstanding the foregoing, if such termination of employment is because of the Employee's Disability (as defined in the Employment Agreement), the Option shall remain exercisable, to the extent exercisable on the date of termination, until the last thy of the third month following the Date of Termination, or until the date on which the Option expires by its terms, whichever occurs first.

                  (4) Notwithstanding the foregoing, if such termination of employment is by the Company for Cause (as defined in the Employment Agreement) or by the Employee without Good Reason (as defined in the Employment Agreement), the Option granted to such Employee shall remain exercisable, to the extent exercisable on the Date of Termination, until the last day of the third month following the Date of Termination or until the date on which the Option expires by its terms, whichever occurs first.

                  (5) Notwithstanding the foregoing, in the event of the death of the Employee, the Option granted to such Employee shall remain exercisable, to the extent exercisable on the Date of Termination, until the last day of the third month following the Date of Termination, or until the date on which the Option expires by its terms, whichever occurs first.

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         (b)      Exercisability.

                  (1) If the Employee ceases to be an employee of the Company, except as otherwise herein provided, the Option granted to the Employee hereunder shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the date such Employee ceases to be an employee of the Company. No partial exercise of the Option may be made for less than 25 full Shares.

                  (2) Notwithstanding the foregoing, in the event that the Employee's employment with the Company is terminated either (i) by the Company without Cause or (ii) by the Executive for Good Reason (as each term is defined in the Employment Agreement), that portion of the Option that is not exercisable as of the effective date of termination will become exercisable to the extent it would have been exercisable on the first anniversary of the effective date of termination, absent such termination of employment.

                  (3) Notwithstanding the foregoing, in the event of a Change in Control, the Option shall become exercisable in full and shall remain exercisable until its termination in accordance with the terms hereof.

                  "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred: (1) any Person is or becomes the "Beneficial Owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subclause
(A) of clause (3) below; (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was

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previously so approved or recommended; (3) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company's then outstanding securities; or (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

5. First Refusal Rights. If Employee, at any time, or from time to time, after exercise of this Option, receives a bona fide offer from any person .or entity to purchase any of the Shares received upon exercise (the "Third Party Offer"), prior to the acceptance thereof, Employee shall give written notice thereof to the Company. Such notice (the "Offering Notice") shall contain a copy of the Third Party Offer and state the name and address of the offeror ad the price at which and terms upon which such Shares (the "Offered Shares") are proposed to be transferred. The Offering Notice shall be deemed to be an offer by the Employee to sell the Offered Shares, and for a period of 30 calendar days thereafter the Company shall have a right of first refusal to purchase the Offered Shares at the price and upon the other terms stated in the Offering Notice. An acceptance of Offered Shares shall be effected by written notice (an "Acceptance Notice") delivered to the Employee. The closing of the sale of the Offered Shares pursuant to the exercise of the first refusal rights granted by this Section 5 shall occur within 30 calendar days after the date of the Acceptance Notice. The rights and obligations set forth in this Section 5 shall terminate on the effective date of a registration statement filed by the Company under the Securities Act of 1933 (the "1933 Act") pertaining to a firm commitment underwritten initial public offering (an "Initial Public Offering") of the Company's equity securities.

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6.       Manner of Exercise of Option.

         (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. Payment shall be made by one or a combination of the following methods: (i) cash (or cash equivalents acceptable to the Compensation Committee); (ii) the surrender of previously acquired shares of Common Stock having a fair market value less than or equal to the aggregate exercise price, which shares shall have been held by the Employee for at least six months prior to the date of such surrender; (iii) through the issuance, by the Employee, of a note in favor of the Company in the amount of the purchase price, or (iv) following an Initial Public Offering, if so determined by the Committee prior to exercise, through a "broker cashless exercise" procedure established by the Company from time to time. The Committee may, in its sole discretion, authorize the Company to make or guarantee loans to the Employee to assist the Employee in exercising Options. The Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

         (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its common stock as will be sufficient to issue the shares granted in the Option. The Employee shall not have any of the rights of a stockholder of the Company in respect of the Shares until one or more certificates for such Shares shall be delivered to him or her upon the due exercise of the Option.

7.       Exercise Prior to Vesting: Repurchase Right

         (a) Notwithstanding any other provision of this Agreement to the contrary, the Employee may elect at any time, or from time to time, during both
(i) the term of the Option and (ii) the period during which the Employee is employed by or providing services to the Company or any of its subsidiaries, that the Employee may exercise all or any portion of the Option, including the unvested portion of the Option; provided, however, that: (A) a partial exercise of such Option shall be deemed to covet first vested shares and then the earliest vesting installment of unvested shares; (B) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to a repurchase option in favor of the Company; and (C) the Employee shall enter into a form of early exercise stock purchase agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred. Following termination of employment for any reason, such unvested shares will be repurchased for consideration equal to the aggregate price paid by the Employee for such shares.

8. Non-Transferability. The right of the Employee to exercise the Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Employee only by him or her, as the case may be; provided, however, that the Employee shall be permitted to transfer the Option during his lifetime to one or more members of his immediate family, to a trust established for the benefit of any such family member or to a trust controlled by the Employee for estate planning purposes. The Option shall be null and void and without effect upon any attempted assignment or transfer, except as herein above provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

9.       Representation Letter and Investment Legend.

         (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be registered under the 1933 Act, upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an investment legend, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

         (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of Shares.

10. Adjustments on Changes in Capitalization. Adjustments on Changes in Capitalization and the like shall be made in accordance with Section 12 of the Plan, as in effect on the date of this Agreement.

11. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this Option may be exercised.

12. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

13. Withholding Taxes. Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

14. No Qualification under Section 422. It is understood and intended that the Option granted hereunder shall not qualify as an "incentive stock option" as defined in Section 422 of the Code.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and the Employee has hereunto set his hand, all as of the day and year first above written.

                                            SCREAMINGMEDIA INC.



                                            By: /s/ William P. Kelly
                                               ---------------------------------
                                               Name:  William P. Kelly
                                               Title:    General Counsel


                                                /s/ David M. Obstler
                                            ------------------------------------
                                            Employee:  David M. Obstler
                                            Address:
                                                    ----------------------------
                                            Social Security No.:
                                                                ----------------

                                    EXHIBIT 1

                            TO STOCK OPTION AGREEMENT



Gentlemen:

         In connection with the exercise by me as to_____shares of common stock, par value $.01 per share, of ScreamingMedia Inc., a Delaware corporation (the "Company"), under the non-qualified stock option dated March 8, 2000, granted to me under the 1999 Stock Option Plan, I hereby acknowledge that I have been informed as follows:

1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

2. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the Act

4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

         In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

         "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended. and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of that Act. These shares may not be sold, pledged or transferred in the absence of an effective registration statement under the Securities Act of 1933, as amended, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act"

         I further agree that the Company may place a stop order with its transfer agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.


                                    Very truly yours,




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